                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
             TWELVE-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
          Q&A WITH YOUR PORTFOLIO MANAGERS       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      25
             NOTES TO FINANCIAL STATEMENTS      30
            REPORT OF INDEPENDENT AUDITORS      33
                DIVIDEND REINVESTMENT PLAN      34
    TRUST OFFICERS AND IMPORTANT ADDRESSES      36
              RESULTS OF SHAREHOLDER VOTES      37

Our generations of money-management experience may help you pursue life's true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your trust during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the trust's largest investments, and you can examine the complete portfolio to see all of your trust's holdings as of the end of your trust's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED RELATIVELY STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.4 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING RELATIVELY MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT A RECENT DECLINE IN NEW JOB CREATION SUPPORTS THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1998--October 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00
                                                                            6.50                               3.10
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.30
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VKA
-----------------------------------------------------------------------
One-year total return based on market price(1)                6.86%
-----------------------------------------------------------------------
One-year total return based on NAV(2)                        10.56%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                      6.21%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                         9.70%
-----------------------------------------------------------------------
Net asset value                                              $15.52
-----------------------------------------------------------------------
Closing common stock price                                 $12.9375
-----------------------------------------------------------------------
One-year high common stock price (08/15/00)                $13.6875
-----------------------------------------------------------------------
One-year low common stock price (03/13/00)                 $11.8125
-----------------------------------------------------------------------
Preferred share (Series A) rate(5)                           4.240%
-----------------------------------------------------------------------
Preferred share (Series B) rate(5)                           4.130%
-----------------------------------------------------------------------
Preferred share (Series C) rate(5)                           4.218%
-----------------------------------------------------------------------
Preferred share (Series D) rate(5)                           4.250%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2000
- AAA/Aaa............  57.7%
- AA/Aa..............  13.8%
- A/A................  16.6%
- BBB/Baa............  11.8%
- BB/Ba..............   0.1%
                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  61.1%
- AA/Aa..............  12.0%
- A/A................   9.4%
- BBB/Baa............  17.3%
- BB/Ba..............   0.2%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.075
12/99                                                                            0.075
1/00                                                                             0.075
2/00                                                                             0.075
3/00                                                                             0.072
4/00                                                                             0.072
5/00                                                                             0.072
6/00                                                                             0.072
7/00                                                                             0.072
8/00                                                                             0.072
9/00                                                                             0.067
10/00                                                                            0.067

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2000                   OCTOBER 31, 1999
                                                                      ----------------                   ----------------
Transportation                                                             13.80                              17.40
Industrial Revenue                                                         12.10                              15.10
General Purpose                                                            10.80                               9.20
Single-Family Housing                                                      10.70                               9.50
Health Care                                                                10.60                              11.40

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--September 1992 through October 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
9/92                                                                      14.9500                            14.9600
                                                                          15.4000                            14.2500
                                                                          16.2100                            15.2500
                                                                          16.6300                            15.2500
9/93                                                                      17.2500                            16.1250
                                                                          17.0600                            15.7500
                                                                          15.1600                            14.0000
                                                                          14.9400                            14.2500
9/94                                                                      14.6500                            13.0625
                                                                          13.8800                            12.7500
                                                                          15.2400                            14.5000
                                                                          15.1600                            14.5000
9/95                                                                      15.3500                            13.8750
                                                                          16.2000                            14.6250
                                                                          15.4300                            14.8750
                                                                          15.2300                            14.6250
9/96                                                                      15.5000                            14.7500
                                                                          15.7600                            13.8750
                                                                          15.4100                            14.0000
                                                                          15.8900                            14.8750
9/97                                                                      16.3300                            15.0825
                                                                          16.6600                            15.3120
                                                                          16.6400                            15.2500
                                                                          16.6500                            15.3125
9/98                                                                      17.1100                            16.1250
                                                                          16.8700                            16.5000
                                                                          16.6800                            15.5825
                                                                          15.8500                            14.7500
9/99                                                                      15.2600                            13.5000
                                                                          14.6900                            12.7500
                                                                          15.0900                            12.6875
                                                                          15.0900                            12.6875
                                                                          15.3800                            13.1875
10/00                                                                     15.5200                            12.9375

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2000. DENNIS S. PIETRZAK, SENIOR PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE AUGUST 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The key factor in the market's
behavior during the past fiscal year has been generally rising interest rates, especially at the short end of the maturity spectrum. This rate environment stemmed from the Federal Reserve Board's commitment to keeping inflation in check by ratcheting up short-term interest rates whenever the economy threatened to overheat and push the prices of goods and services higher. In fact, the Fed increased short-term rates four times during the reporting period, with the last hike occurring in May 2000.

    The strength of the economy, and the accompanying Federal Reserve activity, caused interest rates to rise across the board for the first half of the reporting period. In the spring of 2000, the bond market rallied as investors began to anticipate an end to the Fed's rate-tightening cycle. By the end of October, short-term rates remained high, but rates in the intermediate to long maturity segments of the market had actually declined from the levels we had seen at the start of the reporting period.

    Because the trust is leveraged, higher short-term rates placed pressure on the trust's dividend, as the increased cost of borrowing cut into the fund's earnings. However, the relatively high long-term rates that prevailed for part of the reporting period allowed the trust to add new holdings at attractive yields, partially offsetting the decline in income that occurred as short-term rates climbed.

    After the steady increase in short-term interest rates over the past year, we have seen a more stable environment in recent months, as the Fed has reacted to slower economic growth, more efficient workforce output, and moderate price gains by keeping target lending rates unchanged. The inflation rate, as measured by the consumer price index, peaked in March 2000 at 3.8 percent and has since dropped back below the 3 percent level.

    Supply in the municipal bond market was sharply lower from the levels of a year ago, as higher interest rates have made it unattractive for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending that would normally require municipal bond financing.

    Because demand has remained strong, the lack of new issuance in the primary market helped support bond prices, although the somewhat limited selection of available securities required us to be very selective in choosing new bonds for the trust's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that have been in the market for a while.

    The trust continued to provide shareholders with an attractive dividend, even though the dividend was decreased slightly during the reporting period, once in March and once in September. Its monthly dividend of $0.067 per share translates to a distribution rate of 6.21 percent based on the trust's closing market price on October 31, 2000. Because income from the trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.70 percent for an investor in the 36 percent federal income tax bracket.

    For the 12 months through October 31, 2000, the trust produced a total return of 6.86 percent based on market price. The trust's market price of $12.9375 per share on October 31, 1999 was unchanged on October 31, 2000.

    Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index posted a total return of
8.51 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of municipal bond securities, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO THE
    MARKET CONDITIONS YOU ENCOUNTERED IN MANAGING THE TRUST?

A   Much of the activity in the trust's
portfolio during the reporting period was guided by a strategic direction we adopted early in 2000 and have gradually implemented since then. It was our goal to lengthen the duration of the portfolio (a measure of its sensitivity to changes in interest rates) so that it more closely mirrored the benchmark indicators we use to gauge the trust's performance. At the time, we felt the market had solid upside potential, and a longer duration would allow the trust to more fully participate in the gains of the market if it rallied over time.

    As we began implementing this strategy, we caught the market at a good time. Early in the year, the market presented us with attractive yields on long-duration securities, particularly those priced at deep discounts. We purchased some of these bonds and sold prerefunded securities and bonds with short calls--many of which were scheduled to be called or refunded within the next year or two. In effect, this strategy helped capture additional par value and the potential for capital appreciation, all while achieving the desired effect of extending the portfolio's duration. This strategy was a positive in terms of the trust's performance, especially during the market rally that occurred in the second and third quarters of 2000.

Q   HOW DID THIS STRATEGY AFFECT THE
    COMPOSITION OF THE PORTFOLIO?

A   A by-product of this market
activity--and the trust's positioning within the market--was an increase in the overall credit quality of the portfolio. The rally was strongest at the high end of the quality spectrum, so these securities saw solid price gains while the valuations of nonrated and lower-rated securities, such as those rated BBB or lower, remained fairly flat or declined.

    Over the course of the reporting period, the portfolio composition came to reflect this trend, as roughly 88 percent of long-term investments were allocated to securities rated A or better (up from 83 percent at the start of the period) and its BBB allocation declined to 12 percent (down from 17 percent). In general, our bias toward high-quality securities was a boost to portfolio performance.

    The trust remained well diversified by industry sector and by issuer, with the portfolio retaining a similar overall composition throughout the reporting period.

Q   YOU MENTIONED THAT THE TRUST'S
    DIVIDEND WAS REDUCED DURING THE REPORTING PERIOD. CAN YOU EXPLAIN WHY?

A   A combination of factors made it
necessary to cut the trust's dividend in March 2000 and in September 2000. First, as a leveraged portfolio, the trust must pay interest on money borrowed at short-term rates, while investing these funds in longer-term securities. As short-term rates rose more significantly than longer-term rates, the cost of this leverage increased during the reporting period and reduced the trust's income stream.

    Second, as we took advantage of higher rates in long-maturity bonds, we tended to sell older, higher-yielding bonds that had strengthened the trust's income stream but were susceptible to being called out of the portfolio in the near future. Essentially, we exchanged their near-term contribution to the trust's income for an improvement in the portfolio's overall structure and long-term income potential.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   The outlook for the municipal
bond market will be closely tied to the prospects of the U.S. economy and the Fed's reaction to key economic indicators. While interest rates have been fairly steady of late, the Fed's next move will be based on whether inflation shows signs of heating up. We believe inflation appears to be under control at this time, but the Fed will be watching economic growth statistics, the labor market, and the prices of key commodities, such as crude oil, for signs of inflationary pressures.

    Clearly, the direction of interest rates will be determined by the Fed's reaction to inflationary signals, so we feel it would be imprudent to make a bet on the direction of interest rates in terms of how we position the trust. Consequently, we will seek to maintain a neutral stance with respect to the portfolio's duration in the near term.

    We believe the demand for municipal securities should remain healthy. This will hopefully bode well for the trust, although it will be competing with a range of investment options, such as individual bonds, mutual funds, and managed accounts, for investor assets. Also, the stock market may continue to attract assets away from bonds, depending on its return prospects and price volatility. We believe bond supply should remain tight, helping to support prices, as municipalities continue to operate with budget surpluses that can be used for construction projects, education funding, road improvements, and other expenditures typically financed by new bond issuance.

    We will continue to search for securities that have the potential to enhance the trust's long-term performance. If our analysis indicates that it would be advantageous to sell certain bonds--or as bonds are prerefunded, mature according to schedule, or are called from the portfolio--we will strive to replace them with bonds that offer the best relative value available at the time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2000
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  98.7%
          ALABAMA  1.7%
$1,000    Alabama Bldg Renovation Fin Auth Rev Rfdg
          (AMBAC Insd)............................... 5.625%   09/01/24   $  1,003,130
 6,050    Alabama Wtr Pollutn Ctl Auth Revolving Fund
          Ser A (AMBAC Insd)......................... 5.000    08/15/15      5,868,076
 1,550    Birmingham, AL Arpt Auth Arpt Rev Rfdg
          (AMBAC Insd)............................... 5.500    07/01/14      1,557,952
                                                                          ------------
                                                                             8,429,158
                                                                          ------------
          ALASKA  1.9%
10,000    Alaska St Hsg Fin Corp Ser A Rfdg.......... 5.000    12/01/18      9,269,100
                                                                          ------------

          ARIZONA  1.1%
 1,425    Arizona Cap Fac Fin Corp Student Hsg Rev AZ
          St Univ Proj............................... 6.250    09/01/32      1,406,048
 3,635    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg (FSA
          Insd)...................................... 7.250    07/15/10      3,825,510
                                                                          ------------
                                                                             5,231,558
                                                                          ------------
          ARKANSAS  0.3%
 1,500    Arkansas St Dev Fin Auth Hosp Rev
          Washington Regl Med Cent................... 7.375    02/01/29      1,502,730
                                                                          ------------

          CALIFORNIA  2.4%
 2,630    Anaheim, CA Pub Fing Auth Lease Rev Cap
          Apprec Sub Pub Impts Proj C (FSA Insd).....   *      09/01/20        871,871
 3,865    California Hlth Fac Fin Auth Rev Kaiser
          Permanente Med Cent........................ 5.450    10/01/13      3,878,219
 5,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg........................   *      01/15/25      1,089,500
 2,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Conv Cap Apprec Rfdg...................   *      01/15/20      1,137,460

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$10,000   Foothill/Eastern Trans Corridor Agy CA Toll
          Rd Rev Rfdg................................   *      01/15/21   $  2,825,000
 2,000    Los Angeles, CA Regl Arpts Impt Corp Lease
          Rev Rfdg................................... 6.350%   11/01/25      1,982,680
                                                                          ------------
                                                                            11,784,730
                                                                          ------------
          COLORADO  2.0%
 8,500    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser C (Prerefunded @
          08/31/05)..................................   *      08/31/26      1,409,385
 1,010    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser B1..................................... 7.900    12/01/25      1,051,551
   450    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser D1 Rfdg................................ 8.000    12/01/24        481,140
 1,271    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser E...................................... 8.125    12/01/24      1,332,284
 3,215    Denver, CO City & Cnty Arpt Rev Ser C...... 6.350    11/15/01      3,269,141
 1,300    Denver, CO City & Cnty Sch Dist No 1 Rfdg
          (FGIC Insd)................................ 5.000    12/01/23      1,189,981
 1,000    Meridian Metro Dist, CO Peninsular &
          Oriental Steam Navig Co Rfdg (LOC: Meridian
          Assoc East)................................ 7.500    12/01/11      1,034,200
                                                                          ------------
                                                                             9,767,682
                                                                          ------------
          CONNECTICUT  0.9%
 3,250    Connecticut St Spl Oblig Pkg Rev Bradley
          Intl Arpt Ser A (ACA Insd)................. 6.600    07/01/24      3,405,318
 1,000    Hartford, CT Pkg Sys Rev Ser A............. 6.400    07/01/20      1,009,210
                                                                          ------------
                                                                             4,414,528
                                                                          ------------
          FLORIDA  1.0%
 2,000    Escambia Cnty, FL Hlth Facs Auth Rev FL
          Hlthcare (AMBAC Insd)...................... 5.950    07/01/20      2,082,880
 3,000    Tampa Bay Wtr FL Util Sys Rev Ser A (FGIC
          Insd)...................................... 4.750    10/01/27      2,619,300
                                                                          ------------
                                                                             4,702,180
                                                                          ------------
          GEORGIA  1.1%
 1,000    Atlanta, GA Arpt Rev Ser B (FGIC Insd)..... 5.625    01/01/30        984,420
 3,770    Monroe Cnty, GA Dev Auth Pollutn Ctl Rev
          Oglethorpe Pwr Corp Scherer Ser A.......... 6.800    01/01/12      4,221,721
                                                                          ------------
                                                                             5,206,141
                                                                          ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          ILLINOIS  9.6%
$  465    Aurora, IL Single Family Mtg Rev Ser B Rfdg
          (GNMA Collateralized)...................... 8.050%   09/01/25   $    493,435
 3,750    Bolingbrook, IL Cap Apprec Ser B (MBIA
          Insd)......................................   *      01/01/30        670,537
 2,000    Chicago, IL Brd of Ed (FGIC Insd).......... 5.500    12/01/31      1,947,620
 5,000    Chicago, IL Brd of Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd)...................   *      12/01/28        968,300
 3,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser B.............. 7.875    11/01/25      3,063,420
 5,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          Intl Terminal (MBIA Insd).................. 6.750    01/01/18      5,180,750
 5,000    Chicago, IL Sch Fin Auth Ser A (MBIA
          Insd)...................................... 5.000    06/01/09      5,042,150
 1,000    Chicago, IL Wastewtr Transmission Rev 2nd
          Lien (MBIA Insd)........................... 5.750    01/01/25      1,008,720
 3,000    Cicero, IL Alt Rev Source (Prerefunded @
          12/01/04) (MBIA Insd)...................... 6.500    12/01/14      3,266,130
 5,500    Cook Cnty, IL Cap Impt Ser A (FGIC Insd)... 5.000    11/15/23      5,004,835
 2,360    Cook Cnty, IL Cmnty High Sch Dist No 219
          Niles Twp (FSA Insd).......................   *      12/01/11      1,339,206
 2,260    Cook Cnty, IL Cmnty High Sch Dist No 219
          Niles Twp (FSA Insd).......................   *      12/01/12      1,205,687
 2,235    Cook Cnty, IL Cmnty High Sch Dist No 219
          Niles Twp (FSA Insd).......................   *      12/01/13      1,118,752
 3,695    Illinois Dev Fin Auth Rev Local Govt Pgm
          Aurora East Sch (MBIA Insd)................   *      12/01/16      1,518,534
 2,800    Illinois Dev Fin Auth Solid Waste Disposal
          Rev Armstrong World Inds Inc............... 5.950    12/01/24      2,079,700
 1,500    Illinois Hsg Dev Auth Rev Homeowner Mtg G
          2.......................................... 6.050    08/01/29      1,519,560
 2,000    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Pl Expn Proj (FGIC
          Insd)...................................... 5.250    12/15/28      1,883,800
 1,250    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Pl Expn Proj (FGIC
          Insd)...................................... 5.375    12/15/18      1,234,250
 1,000    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Pl Expn Proj (FGIC
          Insd)...................................... 5.500    12/15/24        982,240

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$5,000    Regional Tran Auth IL Ser B (AMBAC Insd)... 8.000%   06/01/17   $  6,460,650
 1,150    Will Cnty, IL Cmnty Sch Dist 365U Vly View
          Ser B (FSA Insd)...........................   *      11/01/15        509,910
                                                                          ------------
                                                                            46,498,186
                                                                          ------------
          INDIANA  1.6%
 4,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
          Hosp Proj (MBIA Insd)...................... 6.850    07/01/22      4,186,640
 2,000    Indiana Hlth Fac Fin Auth Hosp Rev Columbus
          Regl Hosp Rfdg (FSA Insd).................. 7.000    08/15/15      2,334,960
 1,220    North Adams, IN Com Sch Cap Appr First Mtg
          (FSA Insd).................................   *      07/15/16        512,437
 1,230    North Adams, IN Com Sch Cap Appr First Mtg
          (FSA Insd).................................   *      01/15/17        497,842
                                                                          ------------
                                                                             7,531,879
                                                                          ------------
          KANSAS  0.5%
   900    Sedgwick & Shawnee Cntys, KS Single Family
          Rev Coll Mtg Ser A Rfdg (GNMA
          Collateralized)............................ 8.050    05/01/24        972,270
 1,495    Sedgwick Cnty, KS Single Family Mtg Rev Ser
          A Rfdg (GNMA Collateralized)............... 8.125    05/01/24      1,600,771
                                                                          ------------
                                                                             2,573,041
                                                                          ------------
          KENTUCKY  2.5%
 7,750    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
          Delta Airls Proj Ser A..................... 7.125    02/01/21      7,970,797
 4,450    Louisville & Jefferson Cnty, KY Met Swr
          Dist Drainage Rev Rfdg (MBIA Insd)......... 5.300    05/15/19      4,339,685
                                                                          ------------
                                                                            12,310,482
                                                                          ------------
          LOUISIANA  1.7%
 1,920    Louisiana Hsg Fin Agy Mtg Rev Multi-Family
          Emerald Pointe Apts (FHA Insd)............. 7.100    11/01/33      2,013,773
 1,385    Louisiana Hsg Fin Agy Mtg Rev Single Family
          Access Pgm Ser B (GNMA Collateralized)..... 8.000    03/01/25      1,540,147
 2,000    New Orleans, LA Rfdg (FGIC Insd)........... 4.750    12/01/26      1,724,860
 3,000    Saint Charles Parish, LA Environmental Impt
          Rev LA Pwr & Lt Co Ser A (AMBAC Insd)...... 6.875    07/01/24      3,204,300
                                                                          ------------
                                                                             8,483,080
                                                                          ------------
          MARYLAND  0.2%
 1,000    Maryland St Econ Dev Corp Student Hsg Rev
          Collegiate Hsg Towson Ser A................ 5.750    06/01/29        920,660
                                                                          ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          MASSACHUSETTS  2.2%
$3,955    Massachusetts Bay Tran Auth MA Genl Tran
          Sys Ser A Rfdg............................. 5.500%   03/01/12   $  4,146,936
 2,175    Massachusetts Bay Tran Auth MA Genl Tran
          Sys Ser B Rfdg (MBIA Insd)................. 6.000    03/01/10      2,278,139
    75    Massachusetts Bay Tran Auth MA Genl Tran
          Sys Ser B Rfdg (Prerefunded @ 03/01/03)
          (MBIA Insd)................................ 6.000    03/01/10         78,975
 3,500    Massachusetts Muni Whsl Elec Co Pwr Supply
          Sys Rev Ser A Rfdg (AMBAC Insd)............ 5.000    07/01/10      3,526,530
 1,000    Massachusetts St Hlth & Edl Fac Auth Rev
          Saint Mem Med Cent Ser A................... 6.000    10/01/23        778,830
                                                                          ------------
                                                                            10,809,410
                                                                          ------------
          MICHIGAN  1.6%
 1,680    Michigan Higher Edl Fac Auth Rev Ltd Oblig
          Hope College Proj Rfdg (Connie Lee Insd)... 7.000    10/01/14      1,818,466
 3,350    Michigan St Hosp Fin Auth Rev Hosp Mid-MI
          Oblig Group (Prerefunded @ 12/01/02)....... 6.800    12/01/14      3,568,922
 2,500    Wayne St Univ MI Univ Rev Genl (FGIC
          Insd)...................................... 5.125    11/15/29      2,339,025
                                                                          ------------
                                                                             7,726,413
                                                                          ------------
          MINNESOTA  1.0%
 5,000    Minneapolis & St Paul, MN Met Arpt Commn
          Arpt Rev Ser A (FGIC Insd)................. 5.125    01/01/31      4,672,850
                                                                          ------------

          MISSISSIPPI  2.3%
 1,000    Mississippi Business Fin Corp Miss Pollutn
          Ctl Rev Sys Energy Res Inc Proj Rfdg....... 5.900    05/01/22        929,930
 2,000    Mississippi Business Fin Corp Sys Energy
          Res Inc.................................... 5.875    04/01/22      1,841,300
 4,805    Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser B (GNMA Collateralized)..... 7.900    03/01/25      5,166,240
 1,265    Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser C (GNMA Collateralized)..... 8.125    12/01/24      1,363,278
 1,854    Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser E (GNMA Collateralized)..... 8.100    12/01/25      2,002,802
                                                                          ------------
                                                                            11,303,550
                                                                          ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          MISSOURI  1.1%
$2,100    Kansas City, MO Arpt Rev Genl Impt Ser A
          (FSA Insd)................................. 6.900%   09/01/10   $  2,257,857
 2,175    Missouri St Hlth & Edl Fac Rev BJC Hlth
          Sys........................................ 5.000    05/15/28      1,898,884
 1,400    St Louis, MO Arpt Rev...................... 6.000    01/01/04      1,416,520
                                                                          ------------
                                                                             5,573,261
                                                                          ------------
          NEBRASKA  0.4%
 2,250    American Pub Energy Agy NE Gas Sup Rev NE
          Pub Gas Agy Proj Ser A (AMBAC Insd)........ 4.375    06/01/10      2,009,813
                                                                          ------------

          NEW HAMPSHIRE  0.5%
 1,155    New Hampshire Hlth & Ed Facs Auth Rev
          Derryfield Sch............................. 7.000    07/01/30      1,168,155
 1,000    New Hampshire St Business Fin Auth Wtr Fac
          Rev Pennichuck Wtrwks Inc (AMBAC Insd)..... 6.300    05/01/22      1,046,080
                                                                          ------------
                                                                             2,214,235
                                                                          ------------
          NEW JERSEY  5.3%
10,000    New Jersey Econ Dev Auth St Contract Econ
          Recovery (MBIA Insd)....................... 5.900    03/15/21     10,659,900
 8,000    New Jersey Econ Dev Auth Wtr Facs Rev NJ
          American Wtr Co Inc Proj Ser A (FGIC
          Insd)...................................... 6.875    11/01/34      8,544,240
 1,750    New Jersey St Hwy Auth Garden St Pkwy Genl
          Rev Sr Pkwy................................ 6.250    01/01/14      1,813,560
 4,650    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth
          Rev Pub Svc Elec & Gas Ser D Rfdg (MBIA
          Insd)...................................... 6.550    10/01/29      4,943,461
                                                                          ------------
                                                                            25,961,161
                                                                          ------------
          NEW YORK  27.2%
 1,500    Broome Cnty, NY Ctfs Partn Pub Safety Fac
          (MBIA Insd)................................ 5.250    04/01/15      1,496,175
 1,550    Long Island Pwr Auth NY Elec Sys Rev Cap
          Apprec (FSA Insd)..........................   *      06/01/18        584,412
 2,500    Long Island Pwr Auth NY Elec Sys Rev Genl
          Ser A (FSA Insd)........................... 5.000    12/01/18      2,361,925
 5,000    Long Island Pwr Auth NY Elec Sys Rev Genl
          Ser A (MBIA Insd).......................... 5.500    12/01/29      4,875,850
 1,500    Metropolitan Transn Auth NY Commuter Facs
          Rev Ser A (MBIA Insd)...................... 5.625    07/01/27      1,500,375

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$1,500    Metropolitan Transn Auth NY Tran Facs Rev
          Ser K Rfdg (Prerefunded @ 07/01/02)........ 6.250%   07/01/11   $  1,565,805
 3,000    Metropolitan Transn Auth NY Tran Facs Rev
          Svc Contract Ser R......................... 5.500    07/01/17      2,975,520
 3,605    Metropolitan Transn Auth NY Transit Facs
          Rev (FGIC Insd)............................ 4.750    07/01/26      3,152,464
 1,000    New York City Adj Subser A1................ 5.750    08/01/12      1,025,540
 4,250    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd)...... 6.375    11/15/14      4,555,872
 1,300    New York City Indl Dev Civic YMCA Greater
          NY Proj.................................... 5.800    08/01/16      1,308,528
    10    New York City Ser A (Prerefunded @
          08/15/01).................................. 8.000    08/15/19         10,434
 1,325    New York City Ser B1 (Prerefunded @
          08/15/04).................................. 7.000    08/15/16      1,454,903
 3,025    New York City Ser F........................ 5.000    08/01/23      2,751,298
 2,225    New York City Ser F Rfdg................... 6.000    08/01/11      2,357,054
 2,500    New York City Ser H........................ 5.000    03/15/29      2,237,425
 5,000    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser C...................... 5.000    05/01/26      4,585,800
 2,250    New York City Transitional Fin Auth Rev Ser
          B (FGIC Insd).............................. 4.750    11/01/23      1,979,258
 4,015    New York City Transitional Fin Auth Rev Ser
          C.......................................... 5.000    05/01/29      3,660,676
 1,625    New York St Dorm Auth Lease Rev St Univ
          Dorm Facs Ser A............................ 6.000    07/01/14      1,721,736
 2,525    New York St Dorm Auth Lease Rev Muni Hlth
          Fac Impt Pgm Ser A (FSA Insd).............. 5.500    05/15/25      2,489,802
 1,450    New York St Dorm Auth Lease Rev St Univ
          Dorm Facs Ser C (MBIA Insd)................ 5.500    07/01/29      1,428,279
 2,545    New York St Dorm Auth Rev Mental Hlth Svcs
          Facs Impt D (FSA Insd)..................... 5.875    02/15/14      2,692,279
 2,500    New York St Dorm Auth Rev St Univ Edl Fac
          Ser B (FSA Insd)........................... 5.250    05/15/13      2,563,500
 1,000    New York St Dorm Auth Rev Univ Rochester
          Ser A (MBIA Insd).......................... 5.000    07/01/23        922,820
 3,970    New York St Dorm Auth Rev City Univ Ser F.. 5.000    07/01/14      3,789,921
 3,100    New York St Dorm Auth Rev City Univ Sys
          Cons Ser A................................. 5.625    07/01/16      3,207,756

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$2,600    New York St Dorm Auth Rev Cons City Univ
          Sys Second Genl Res Ser A.................. 5.750%   07/01/13   $  2,749,838
 5,050    New York St Dorm Auth Rev Cons City Univ
          Sys Second Genl Res Ser B.................. 5.375    07/01/07      5,206,398
 4,050    New York St Dorm Auth Rev Court Facs Lease
          Ser A...................................... 5.300    05/15/07      4,127,477
 2,550    New York St Dorm Auth Rev Mental Hlth Svcs
          Facs Ser B Rfdg............................ 5.750    08/15/11      2,663,322
 5,000    New York St Dorm Auth Rev St Univ Edl Facs
          Ser A Rfdg................................. 5.500    05/15/08      5,227,150
 2,000    New York St Dorm Auth Rev St Univ Edl Facs
          Ser B Rfdg................................. 7.500    05/15/11      2,327,640
 1,560    New York St Med Care Facs Fin Agy Rev
          Mental Hlth Svcs Fac Ser A................. 7.500    02/15/21      1,602,354
 5,000    New York St Med Care Facs Fin Agy Rev NY
          Downtown Hosp Ser A (Prerefunded @
          02/15/05).................................. 6.800    02/15/20      5,538,200
 6,750    New York St Med Care Facs Fin Agy Rev NY
          Hosp Mtg Ser A (Prerefunded @ 02/15/05)
          (AMBAC Insd)............................... 6.300    08/15/06      7,346,700
 7,000    New York St Med Care Facs Fin Agy Rev NY
          Hosp Mtg Ser A (Prerefunded @ 02/15/05)
          (AMBAC Insd)............................... 6.400    08/15/07      7,645,820
 4,250    New York St Mtg Agy Rev Homeowner Mtg Ser
          82......................................... 5.650    04/01/30      4,177,367
 3,500    New York St Thruway Auth Genl Rev Ser E
          Rfdg....................................... 5.000    01/01/25      3,203,970
 5,695    New York St Thruway Auth Svc Contract Rev
          Loc Hwy & Brdg............................. 5.750    04/01/08      6,019,900
 7,500    New York St Thruway Auth Svc Contract Rev
          Loc Hwy & Brdg............................. 5.250    04/01/13      7,489,500
 1,550    New York St Urban Dev Corp Rev Correctional
          Cap Fac Ser 7.............................. 5.700    01/01/27      1,540,483
 2,000    Triborough Brdg & Tunl Auth NY Rev Genl
          Purp Ser X................................. 6.500    01/01/19      2,068,780
                                                                          ------------
                                                                           132,190,306
                                                                          ------------
          NORTH CAROLINA  2.4%
11,000    North Carolina Muni Pwr Agy No 1 Catawba
          Elec Rev Indexed Caps Rfdg (MBIA Insd)..... 6.000    01/01/12     11,887,590
                                                                          ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          NORTH DAKOTA  0.5%
$2,455    North Dakota St Hsg Fin Agy Rev Hsg Fin Pgm
          Home Mtg Fin Ser B (MBIA Insd)............. 5.500%   07/01/29   $  2,329,500
                                                                          ------------

          OHIO  0.4%
 1,000    Cuyahoga Cnty, OH Hosp Fac Canton Inc
          Proj....................................... 7.500    01/01/30      1,037,260
 1,000    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
          Rfdg....................................... 6.375    05/15/11        974,940
                                                                          ------------
                                                                             2,012,200
                                                                          ------------
          OKLAHOMA  0.9%
 1,100    Oklahoma City, OK Indl & Cultural Fac Trust
          Rev Dist Heating & Cooling Trigen (LOC:
          Societe Generale).......................... 6.750    09/15/17      1,100,330
 2,000    Sapulpa, OK Muni Auth Cap Impt Rev Rfdg
          (FSA Insd)................................. 5.750    07/01/30      2,024,420
 1,250    Tulsa Cnty, OK Pub Facs Auth Cap Impt Rev.. 6.250    11/01/22      1,264,988
                                                                          ------------
                                                                             4,389,738
                                                                          ------------
          OREGON  0.9%
 4,000    Portland, OR Swr Sys Rev Ser A (FGIC
          Insd)...................................... 5.750    08/01/18      4,139,920
                                                                          ------------

          PENNSYLVANIA  6.2%
   700    Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
          Insd)......................................   *      03/15/14        344,624
 1,830    Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
          Insd)......................................   *      09/15/14        877,394
 5,330    McGuffey Sch Dist PA Ser B (AMBAC Insd).... 4.750    08/01/28      4,581,028
 4,000    Pennsylvania Intergovt Coop Auth Spl Tax
          Rev Philadelphia Funding Pgm (Prerefunded @
          06/15/05) (FGIC Insd)...................... 6.750    06/15/21      4,363,720
 1,250    Pennsylvania St Tpk Comm Oil Franchise Tax
          Rev Subser B (AMBAC Insd).................. 4.750    12/01/27      1,089,562
 3,000    Philadelphia, PA (FSA Insd)................ 5.000    03/15/28      2,711,640
 3,000    Philadelphia, PA Gas Wks Rev First Ser A
          (FSA Insd)................................. 5.000    07/01/26      2,716,530
 1,350    Philadelphia, PA Ind For Auth Dev Arpt Rev
          Philadelphia Arpt Sys Proj Ser A (FGIC
          Insd)...................................... 5.000    07/01/23      1,214,325
 7,500    Pittsburgh & Allegheny Cnty, PA Pub Aud
          Regl Asset Dist Sales Tax (AMBAC Insd)..... 5.000    02/01/29      6,831,000

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$2,000    Radnor Twp, PA Sch Dist.................... 5.750%   03/15/26   $  2,016,280
 4,075    Southeastern PA Transn Auth PA Spl Rev Ser
          A (FGIC Insd).............................. 4.750    03/01/24      3,557,149
                                                                          ------------
                                                                            30,303,252
                                                                          ------------
          RHODE ISLAND  1.6%
 7,800    Rhode Island Hsg & Mtg Fin Corp
          Homeownership Oppty Ser 5.................. 6.400    04/01/24      7,900,932
                                                                          ------------

          TENNESSEE  0.8%
 1,500    Elizabethton, TN Hlth & Edl Facs Brd Rev &
          Impt Hosp First Mtg Ser B Rfdg............. 7.750    07/01/29      1,480,395
 1,300    Franklin, TN Spl Sch Dist Cap Apprec (FSA
          Insd)......................................   *      06/01/16        553,085
 1,930    Tennessee Hsg Dev Agy Homeowner Pgm........ 5.300    01/01/24      1,795,170
                                                                          ------------
                                                                             3,828,650
                                                                          ------------
          TEXAS  7.6%
 2,000    Brazos River Auth TX Rev Houston Inds Inc
          Proj Ser D Rfdg (MBIA Insd)................ 4.900    10/01/15      1,854,440
 1,000    Brazos River Auth TX Rev Houston Lighting &
          Pwr Co Proj Rfdg (AMBAC Insd).............. 5.050    11/01/18        911,580
   825    Brazos, TX Higher Edl Auth Inc Student Rev
          Subser A2 Rfdg............................. 6.800    12/01/04        875,597
 1,084    Brazos, TX Higher Edl Auth Inc Student Rev
          Subser C2 Rfdg............................. 7.100    11/01/04      1,160,834
 3,000    Dallas Cnty, TX Util & Reclamation Dist Ser
          B Rfdg (AMBAC Insd)........................ 5.875    02/15/29      3,031,350
 5,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev American Airls Inc................ 7.250    11/01/30      5,153,250
 5,340    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev Delta Airls Inc................... 7.625    11/01/21      5,518,943
 1,500    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev Delta Airls Inc................... 7.125    11/01/26      1,514,115
 2,500    Dallas-Fort Worth, TX Intl Arpt Rev JT Ser
          A (FGIC Insd).............................. 5.750    11/01/30      2,473,550
 2,910    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser C
          (FGIC Insd)................................ 5.375    12/01/27      2,813,621
 5,140    Little Elm, TX Indpt Sch Dist Rfdg (PSFG
          Insd)...................................... 6.750    08/15/29      5,574,073
 1,750    Sabine River Auth TX Pollutn Ctl Rev TX
          Elec Proj Ser A Rfdg....................... 6.450    06/01/21      1,741,793
 2,000    Tarrant Cnty, TX Jr College Dist........... 5.050    02/15/10      2,024,020

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          TEXAS (CONTINUED)
$2,000    Texas St Dept Hsg & Cmnty Affairs Single
          Family Rev Mtg Jr Lien Ser A Rfdg.......... 8.100%   09/01/15   $  2,181,420
                                                                          ------------
                                                                            36,828,586
                                                                          ------------
          UTAH  0.3%
 1,525    Salt Lake City, UT Arpt Rev Delta Airls Inc
          Proj....................................... 7.900    06/01/17      1,540,464
                                                                          ------------

          WASHINGTON  0.3%
 1,400    King Cnty, WA Hsg Auth Hsg Rev Pooled Sr
          Ser A Rfdg................................. 6.700    03/01/15      1,441,944
                                                                          ------------

          WEST VIRGINIA  2.3%
 2,500    Berkeley Cnty, WV Bldg Comm Hosp Rev City
          Hosp Proj.................................. 6.500    11/01/22      2,384,950
 5,000    Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co
          Proj Ser C Rfdg (MBIA Insd)................ 6.850    06/01/22      5,248,850
 2,000    West Virginia St Hsg Dev Fund Hsg Fin Ser
          A.......................................... 5.550    05/01/17      1,930,900
 1,505    West Virginia St Hsg Dev Fund Hsg Fin Ser
          A.......................................... 5.450    11/01/21      1,431,014
                                                                          ------------
                                                                            10,995,714
                                                                          ------------
          WISCONSIN  1.9%
 5,000    Madison, WI Indl Dev Rev Madison Gas & Elec
          Co Proj Ser A.............................. 6.750    04/01/27      5,197,600
 1,000    Nekoosa, WI Pollutn Ctl Rev Nekoosa Papers
          Inc Proj B................................. 5.500    07/01/15        922,250
 3,000    Wisconsin Hsg & Econ Dev Auth Homeownership
          Rev Ser A.................................. 6.450    03/01/17      3,059,160
                                                                          ------------
                                                                             9,179,010
                                                                          ------------
          PUERTO RICO  2.5%
 1,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser V Rfdg................................. 5.750    07/01/18      1,007,240
10,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser Y (FSA Insd)........................... 6.250    07/01/21     11,244,400
                                                                          ------------
                                                                            12,251,640
                                                                          ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

                                                                             MARKET
                                                                             VALUE
TOTAL INVESTMENTS  98.7%
  (Cost $454,003,343)..................................................   $480,115,274
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%............................      6,393,471
                                                                          ------------

NET ASSETS  100.0%.....................................................   $486,508,745
                                                                          ============

* Zero coupon bond

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
PSFG--Permanent School Fund Guaranty

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Total Investments (Cost $454,003,343).......................  $480,115,274
Receivables:
  Interest..................................................     8,613,707
  Investments Sold..........................................       423,242
Other.......................................................        11,830
                                                              ------------
    Total Assets............................................   489,164,053
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................     1,655,128
  Income Distributions--Preferred Shares....................       345,786
  Investment Advisory Fee...................................       273,524
  Administrative Fee........................................        84,161
  Affiliates................................................        15,945
Accrued Expenses............................................       146,705
Trustees' Deferred Compensation and Retirement Plans........       134,059
                                                              ------------
    Total Liabilities.......................................     2,655,308
                                                              ------------
NET ASSETS..................................................  $486,508,745
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 7,600 issued with liquidation preference of
  $25,000 per share)........................................  $190,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 19,106,785 shares issued and
  outstanding)..............................................       191,068
Paid in Surplus.............................................   282,031,706
Net Unrealized Appreciation.................................    26,111,931
Accumulated Undistributed Net Investment Income.............       360,982
Accumulated Net Realized Loss...............................   (12,186,942)
                                                              ------------
    Net Assets Applicable to Common Shares..................   296,508,745
                                                              ------------
NET ASSETS..................................................  $486,508,745
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($296,508,745 divided by
  19,106,785 shares outstanding)............................  $      15.52
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2000

INVESTMENT INCOME:
Interest....................................................  $28,642,933
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    3,098,827
Administrative Fee..........................................      953,486
Preferred Share Maintenance.................................      523,783
Custody.....................................................       45,368
Trustees' Fees and Related Expenses.........................       35,258
Legal.......................................................       24,420
Other.......................................................      285,360
                                                              -----------
    Total Expenses..........................................    4,966,502
                                                              -----------
NET INVESTMENT INCOME.......................................  $23,676,431
                                                              ===========
NET REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   900,101
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   14,026,765
  End of the Period.........................................   26,111,931
                                                              -----------
Net Unrealized Appreciation During the Period...............   12,085,166
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $12,985,267
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $36,661,698
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended October 31, 2000 and 1999

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2000    OCTOBER 31, 1999
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $ 23,676,431        $ 23,440,046
Net Realized Gain/Loss..............................        900,101          (3,368,920)
Net Unrealized Appreciation/Depreciation During the
  Period............................................     12,085,166         (35,946,548)
                                                       ------------        ------------
Change in Net Assets from Operations................     36,661,698         (15,875,422)
                                                       ------------        ------------

Distributions from Net Investment Income:
  Common Shares.....................................    (16,545,654)        (17,195,559)
  Preferred Shares..................................     (7,756,640)         (6,177,707)
                                                       ------------        ------------
Total Distributions.................................    (24,302,294)        (23,373,266)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     12,359,404         (39,248,688)
NET ASSETS:
Beginning of the Period.............................    474,149,341         513,398,029
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $360,982
  and $986,845, respectively).......................   $486,508,745        $474,149,341
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                             -----------------------------------------
                                               2000       1999       1998       1997
                                             -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD
  (A)......................................  $  14.87   $  16.93   $  16.35   $  15.68
                                             --------   --------   --------   --------
  Net Investment Income....................      1.24       1.22       1.25       1.26
  Net Realized and Unrealized Gain/Loss....      0.68      (2.06)      0.59       0.72
                                             --------   --------   --------   --------
Total from Investment Operations...........      1.92      (0.84)      1.84       1.98
                                             --------   --------   --------   --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders............      0.87       0.90       0.91       0.96
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.........................      0.40       0.32       0.35       0.35
  Distributions from Net Realized Gain:
    Paid to Common Shareholders............       -0-        -0-        -0-        -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.........................       -0-        -0-        -0-        -0-
                                             --------   --------   --------   --------
Total Distributions........................      1.27       1.22       1.26       1.31
                                             --------   --------   --------   --------
NET ASSET VALUE, END OF THE PERIOD.........  $  15.52   $  14.87   $  16.93   $  16.35
                                             ========   ========   ========   ========

Market Price Per Share at End of the
  Period...................................  $12.9375   $12.9375   $15.8125   $15.0625
Total Investment Return at Market Price
  (b)......................................     6.86%    -13.16%     11.33%      8.96%
Total Return at Net Asset Value (c)........    10.56%     -7.16%      9.35%     10.74%
Net Assets at End of the Period (In
  millions)................................  $  486.5   $  474.1   $  513.4   $  502.5
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**............     1.75%      1.66%      1.64%      1.66%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (d)......................................     5.61%      5.56%      5.35%      5.76%
Portfolio Turnover.........................       26%        33%        30%        49%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares..............     1.05%      1.03%      1.03%      1.02%

(a) Net Asset Value at September 25, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                             SEPTEMBER 25, 1992
                                               (COMMENCEMENT
YEAR ENDED OCTOBER 31                          OF INVESTMENT
------------------------------------------     OPERATIONS) TO
      1996      1995      1994      1993      OCTOBER 31, 1992
---------------------------------------------------------------
     $ 15.61   $ 13.99   $ 17.18   $ 14.59        $ 14.77
     -------   -------   -------   -------        -------
        1.29      1.33      1.35      1.37           0.06
        0.16      1.70     (3.15)     2.41          (0.24)
     -------   -------   -------   -------        -------
        1.45      3.03     (1.80)     3.78          (0.18)
     -------   -------   -------   -------        -------
        1.02      1.02      1.02      0.89            -0-
        0.36      0.39      0.28      0.30            -0-
         -0-       -0-      0.07       -0-            -0-
         -0-       -0-      0.02       -0-            -0-
     -------   -------   -------   -------        -------
        1.38      1.41      1.39      1.19             --
     -------   -------   -------   -------        -------
     $ 15.68   $ 15.61   $ 13.99   $ 17.18        $ 14.59
     =======   =======   =======   =======        =======

     $14.750   $14.375   $12.750   $16.000        $13.875
       9.88%    21.06%   -14.17%    22.08%         -7.50%*
       7.22%    19.46%   -12.71%    24.24%         -2.73%*
     $ 489.7   $ 488.3   $ 457.3   $ 518.2        $ 468.7
       1.72%     1.72%     1.64%     1.66%          1.12%
       5.99%     6.31%     6.81%     6.57%          3.52%
         37%       79%      133%      112%            15%*
       1.05%     1.03%     1.00%     1.03%          1.00%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Advantage Municipal Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust will invest substantially all of its net assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on September 25, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2000, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $12,103,642, which will expire between October 31, 2002 and October 31, 2007. Net realized gains or losses differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At October 31, 2000, for federal income tax purposes the cost of long-term investments is $454,086,643, the aggregate gross unrealized appreciation is $28,457,928 and the aggregate gross unrealized depreciation is $2,429,297, resulting in net unrealized appreciation on long-term investments of $26,028,631.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2000, the Trust recognized expenses of approximately $10,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended October 31, 2000, the Trust recognized expenses of approximately $43,800 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $121,696,367 and $140,447,197, respectively.

4. PREFERRED SHARES

The Trust has outstanding 7,600 Auction Preferred Shares ("APS") in four series. Series A, B and C each contain 2,000 shares while Series D contains 1,600 shares. Dividends are cumulative and the dividend rate is reset every 28 days through an auction process. The average rate in effect on October 31, 2000 was 4.207%. During the year ended October 31, 2000, the rates ranged from 3.440% to 4.850%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Advantage Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Advantage Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Advantage Municipal Income Trust as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 6, 2000

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN ADVANTAGE MUNICIPAL
INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555
CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, IL 60601

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2000. The Trust designated 99.97% of the income distributions as a tax-exempt income distribution. In January, 2001, the Trust will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent auditors.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 21, 2000, where shareholders voted on the election of trustees and the ratification of Deloitte & Touche LLP as the independent auditors.

1) With regards to the election of the following trustee by common shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
Wayne W. Whalen.......................................  17,417,385            252,577

2) With regards to the election of the following trustee by preferred shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
Rod Dammeyer..........................................    5,761                 -0-

The other trustees of the Trust whose terms did not expire in 2000 were David C. Arch, Howard J Kerr, Theodore A. Myers, Richard F. Powers, III, and Hugo F. Sonnenschein.

3) With regards to the ratification of Deloitte & Touche LLP as the independent auditors for the Trust, 17,428,535 common shares and 5,761 preferred shares voted in favor of the proposal, 79,021 shares voted against and 162,406 shares abstained.